SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

        Date of Report (Date of Earliest Event Reported): August 7, 2000
                                                          --------------

                             VITRO DIAGNOSTICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                        0-17378                        84-1012042
----------------               ------------                  -------------------
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

                             8100 Southpark Way, B-1
                            Littleton, Colorado                   80120
               ----------------------------------------       -------------
               (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number including area code: (303) 794-2000
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1. CHANGES IN CONTROL OF REGISTRANT
        --------------------------------

     Effective August 7, 2000 ("closing"), Vitro Diagnostics, Inc. ("Company," "us" or "we") entered into a number of agreements, as a result of which we experienced a change in control. Roger D. Hurst, former President, Chief Executive Officer and a director of the Company, resigned from those positions and James R. Musick succeeded Mr. Hurst as the President and Chief Executive Officer. Two individuals were added to our Board of Directors, one to fill the vacancy created by the resignation of Mr. Hurst and one to fill a new position. In addition, certain of our shareholders agreed to vote common stock of our Company in favor of the election and retention of certain directors, including the foregoing individuals. A more detailed description of the transactions giving rise to this change in control is included in the balance of this report. You should review copies of the agreements executed in connection with these transactions, copies of which are attached as exhibits to this report. The descriptions of those transactions are qualified by reference to those exhibits.

     At closing, we sold certain assets formerly used in our business to a private company controlled by Mr. Hurst. See Item 2 below for a more complete description of that transaction. At the same time, Mr. Hurst resigned his position as President, Chief Executive Officer and a director of the Company. In accordance with the terms of a shareholders' agreement executed on the same date, remaining members of our Board of Directors voted to increase our Board to four individuals. Messrs. Henry Schmerler and Ronald Goode were then elected to fill the vacancy created by the resignation of Mr. Hurst and the vacancy created by the expansion of our Board. Simultaneously, James R. Musick, formerly our Vice President and Secretary, was elected as President and Chief Executive Officer on an interim basis pending further consideration by our Board. Erik Van Horn was elected Vice President and Secretary.

     The Company's Board of Directors now includes Ronald L. Goode, Ph.D. and Mr. Henry Schmerler as outside directors. Dr. Goode, a former pharmaceutical executive, operates a consulting business focusing on strategic alliances and other collaborative relationships within the pharmaceutical industry. Dr. Goode has held a variety of executive positions with major pharmaceutical firms including G.D. Searle and Pfizer Pharmaceuticals. He was Corporate Senior Vice President of Licensing and Business Development of G.D. Searle and Company. He also served as President of Searle International Operations. In addition, he was Vice-President of Clinical and Scientific Affairs for Pfizer Pharmaceuticals.

     Mr. Schmerler is a former executive with Dun and Bradstreet Corporation, where he held various positions including Vice President of Business Development, President of the National Credit Office and President of the Credit Clearing House. He is presently a financial consultant and serves on the board of a privately-held company.

     Pursuant to the terms of the shareholders' agreement, World Wide Capital Investors, LLC ("WWC"), the owner of 2,370,000 shares of our common stock, Messrs. Musick and Van Horn agreed to vote their shares such that our Board will be comprised of Messrs. Musick, Schmerler, Goode, Van Horn and William J. Schmulh. It is anticipated that Mr. Schmulh will be nominated as a director in connection with an upcoming meeting of shareholders. Also in conjunction with the shareholders' agreement, Messrs. Hurst and Musick granted a proxy with regard to 1,4000,000 shares of our common stock to Ronald Goode or Henry Schmerler to vote as determined by the Board of Directors. The shareholders' agreement represented a compromise between our existing management and WWC with regard to the efforts of WWC to nominate and elect certain individuals to our Board of Directors and otherwise exercise control of the Company, as set forth in an amendment to a Schedule 13-D filed on its behalf.

     As a result of these transactions, our Board is now comprised of Messrs. Musick, Schmerler, Goode and Van Horn. The newest members of our Board, Messrs. Schmerler and Goode, own 150,000 and 50,000 shares of our common stock, respectively.


Item 2. ACQUISITION OR DISPOSITION OF ASSETS
        ------------------------------------

     Also effective August 7, 2000, pursuant to the terms of a purchase agreement, we sold all of the assets of our antigen division to AspenBio, Inc., a private Colorado corporation ("purchaser") controlled by Mr. Hurst. This transaction was effective for accounting purposes on July 31, 2000. In exchange for the assets, the purchaser agreed to pay us $700,000 and assume a majority of our liabilities. At closing, we received $250,000 cash and a promissory note in the principal amount of $450,000 payable September 7, 2000. This note was personally guaranteed by Mr. Hurst. In addition, the purchaser assumed all of our liabilities except for certain excluded liabilities associated with the business and assets which we retained. As of the date of closing, we estimated that the assumed liabilities totaled approximately $600,000 on an unaudited basis. The purchaser agreed to pay all of these liabilities as they become due and, if not sooner paid, within ninety days of closing, or to obtain a release of the Company from all of those liabilities.

     The assets included in this sale were all of the assets formerly used by us in our antigen division. These assets include equipment, furniture, fixtures, inventory, accounts receivable and intangible assets associated with the antigen division. These assets were formerly used by us to produce and distribute antigens primarily for diagnostic purposes. Following the sale, we retained patents and other intellectual property which we use or propose to use in connection with a therapeutic business. We intend to continue that business in the future.

     The value of the assets transferred in this sale was based on a variety of factors considered by our Board of Directors. These factors included negotiations between the parties, historical cash flow of the assets during the preceding fiscal years, estimated replacement cost of certain assets and estimates of the assets provided by third parties. We did not find it suitable to and did not assign relative weights to the individual factors considered in reaching a conclusion as to the estimated value of the assets. However, we believe that each of those factors was material to a determination of the sale price.

     In connection with the purchase agreement, we agreed to indemnify Mr. Hurst and Mr. Hurst has indemnified us as to certain liabilities related to the transaction. The indemnification includes liabilities of the Company which were assumed by the purchaser.


Item 5. OTHER EVENTS
        ------------

     In connection with the compromise with WWC and the sale of assets to the purchaser, we executed a settlement agreement and mutual release relating to claims pending between the parties. Parties to the settlement include our Company, purchaser, Hurst individually, WWC, Kyln Roth, a manager of WWC, Musick and Van Horn individually. This agreement releases and discharges each party from any and all claims pending between them except for those set forth in the shareholders' agreement, purchase agreement or other documents referenced therein.

     In conjunction with the settlement agreement, the Company and WWC executed a registration rights agreement relating to common stock owned by WWC. This agreement obligates the Company to register up to 2,370,000 shares of our common stock with the Securities and Exchange Commission upon the request of WWC and to keep that registration effective for a period of up to six months. We agreed to pay all costs and expenses in connection with that registration except commissions payable upon sale of the common stock by the shareholder.


Item 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS
        -----------------------------------------------------------------

        (c.) Exhibits.

             10.1   Purchase   Agreement   between  Vitro   Diagnostics,   Inc.,
                    AspenBio, Inc. and others dated August 7, 2000, without Exhibits.

             10.2   Shareholders' Agreement dated August 7, 2000

             10.3   Settlement Agreement and Release dated August 7, 2000

             10.4   Registration Rights Agreement dated August 7, 2000

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VITRO DIAGNOSTICS, INC.


                            By: /s/ James R. Musick
Date: August 22, 2000           ----------------------------------
                                    James R. Musick, President and
                                    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                              Description
------
10.1.          Purchase Agreement between Vitro  Diagnostics,  Inc.,
               AspenBio, Inc. and others dated August 7, 2000, without Exhibits.

10.2           Shareholder's Agreement dated August 7, 2000

10.3           Settlement Agreement and Release dated August 7, 2000

10.4           Registration Rights Agreement dated August 7, 2000

Exhibit 10.1.  Purchase Agreement between Vitro  Diagnostics,  Inc.,
               AspenBio, Inc. and others dated August 7, 2000, without Exhibits.
--------------------------------------------------------------------------------




                               PURCHASE AGREEMENT

                                TABLE OF CONTENTS

Section                 Title                                       Page
-------------------------------------------------------------------------

1.   Recitals.........................................................1

2.   Assets...........................................................1

3.   Assumption of Liabilities........................................1

4.   Purchase Price...................................................1

        (a)  Cash Price...............................................2

        (b)  Allocation of Price......................................2

5.   Effective Date...................................................2

6.   Agreement and Cashless Exercise..................................2

        (a)  Voting Agreement.........................................2

        (b)  Cashless Exercise........................................2

7.   Closing..........................................................2

        (a)  Certificates.............................................2

        (b)  Buyer's Legal Opinion....................................2

        (c)  Seller's Legal Opinion...................................2

        (d)  Fairness Determination...................................2

        (e)  Bill of Sale and Assignment..............................2

        (f)  List of Specific Liabilities.............................2

        (g)  Assumption of Liabilities................................3

        (h)  Payment..................................................3

        (i)  Voting Agreement.........................................3

        (j)  Release and Settlement Agreement.........................3

        (k)  Records..................................................3

        (l)  Assignments of Contracts.................................3

        (m)  Insurance Policies.......................................3

        (n)  Other Acts...............................................3

        (o)  Resignation of Hurst.....................................3

8.   Representations and Warranties by Seller.........................3

        (a)  Corporate Status.........................................3

        (b)  Corporate Actions........................................3

9.   Representations and Warranties by Seller, Van Horn and Musick....4

        (a)  Financial Statements.....................................4

        (b)  Accounts Receivable and Liabilities......................4

        (c)  Inventory................................................4

        (d)  Assets...................................................4

        (e)  Specific Liabilities.....................................4

        (f)  Absence of Change........................................4

        (g)  Absence of Liens.........................................5

        (h)  Material Agreements......................................5

        (i)  Litigation...............................................5

        (j)  Insurance................................................5

        (k)  Employees................................................5

        (l)  Taxes....................................................5

        (m)  Complete Disclosure..................................... 5

10.  Representations and Warranties by the Buyer and Hurst............6

        (a)  Corporate Status.........................................6

        (b)  Corporate Actions........................................6

        (c)  No Conflicting Agreements................................6

        (d)  Litigation...............................................6

        (e)  Complete Disclosure......................................6

11.  Indemnification..................................................6

        (a)  Indemnification for Claims...............................6

        (b)  Procedures...............................................6

        (c)  Limitation on Indemnification............................7

12.  Lease............................................................8

13.  Conditions to Closing............................................8

        (a)  Seller's Conditions..................................... 8

                (i)  Compliance with Agreement........................8

                (ii) Corporate Action.................................8

                (iii)Legal Opinion....................................8

        (b)  Buyer's Conditions...................................... 8

                (i)  Compliance with Agreement........................8

                (ii) No Legal Action .................................8

                (iii)Legal Opinion....................................8

                (iv) Cashless Exercise................................8

14.  Termination......................................................8

        (a)  Right to Terminate...................................... 8

        (b)  Rights on Termination................................... 8

15.  Finder's Fees....................................................9

16.  Assignments and Assumptions......................................9

17.  Miscellaneous....................................................9

        (a)  Survival of Agreement....................................9

        (b)  Notices..................................................9

        (c)  Successors and Assigns...................................9

        (d)  Merger..................................................10

        (e)  Governing Law...........................................10

        (f)  Modification or Severance...............................10

         AGREEMENT FOR PURCHASE OF ASSETS AND ASSUMPTION OF LIABILITIES

     Vitro Diagnostics, Inc., a Nevada corporation (the "Seller"), Erik D. Van Horn ("Van Horn") and James R. Musick ("Musick") agree with AspenBio, Inc., a Colorado corporation (the "Buyer") and Roger D. Hurst ("Hurst") as follows in consideration of the mutual covenants and agreements contained herein this 7th day of August, 2000.

     1. Recitals. One division of the operating business of the Seller as it now exists and as it is intended to continue under the ownership of the Buyer is sometimes referred to as the "Antigen Division." The Seller will sell to the Buyer, subject to the terms and conditions of this Agreement, all of the assets associated with the Antigen Division except for certain excluded assets which are described in Exhibit A attached hereto ("Excluded Assets)". The Buyer will buy all the assets in consideration of a purchase price as set forth below and in further consideration of the assumption of all of the liabilities associated with the Antigen Division except for certain Excluded Liabilities. Hurst joins in this Agreement as the shareholder of the Buyer.

     2. Assets. The Buyer agrees to buy, and the Seller agrees to sell, subject to the terms and conditions hereof, all of the assets of the Antigen Division including but not limited to those described in Exhibit B attached hereto but specifically excluding the Excluded Assets (Exhibit A and Exhibit B together the "Assets"). In addition to the Assets shown on Exhibit B, the Assets also include all off-book assets which are used or useable in the Seller's Antigen Division, including all previously expensed supplies, written-off inventory, records, trade goodwill, proprietary information, and other intangible assets owned and used by the Seller in the conduct of the Antigen Division, as well as all assets of the Antigen Division arising in the ordinary course of its business from and after the date of the schedule set forth on Exhibit B.

     3. Assumption of Liabilities. As partial consideration for the purchase of the Assets, the Buyer agrees to assume all of the liabilities associated with the Antigen Division, including those which arise in the ordinary course of the Seller's business between July 31, 2000 and the Closing Date subject to the limitations contained in paragraph 9(e), except for those Excluded Liabilities set forth on Exhibit C (the "Excluded Liabilities"). All of such liabilities except the Excluded Liabilities are hereinafter referred to as the "Assumed Liabilities." The Buyer agrees to pay the Assumed Liabilities as they become due unless Buyer in good faith contests such liabilities with the third party creditor, in which case Buyer agrees to indemnify the Seller for the Seller's costs reasonably and actually incurred as a result of such contest with the third party creditor. Without limitation Buyer and Hurst agree to pay certain specific liabilities set forth on Exhibit D (the "Specific Liabilities") as they become due and (2) if the Specific Liabilities are not sooner satisfied, within ninety (90) days to pay the remaining Specific Liabilities or to cause the removal of Seller as the obligor of the Specific Liabilities and the removal or satisfaction of any lien upon Seller's assets as a result of the Specific Liabilities.

     4. Purchase Price. As further consideration for the purchase of the Assets, including without limitation of Buyer's Specific Liabilities the Buyer will pay to the Seller the sum of $700,000. Buyer agrees to pay any sales taxes resulting from this transaction. The purchase price will be paid as follows:

          (a) Cash Price. The sum of $700,000 in cash or certified funds, $250,000 of which shall be delivered in cash or certified funds by the Buyer at Closing, and the rest by a promissory note in the principal amount of $450,000, at 8% interest with principal and interest payable by September 7, 2000, which note shall be personally guaranteed by Hurst.

          (b) Allocation of Price. All consideration will be allocated among the Assets and the other obligations of Seller as shown on Exhibit B.

     5. Effective Date. The closing will be deemed to be effective as of the close of Seller's business on July 31, 2000.

     6. Agreement and Cashless Exercise.

          (a) Voting Agreement. Hurst agrees to subject 400,000 of his shares in Seller to a Voting Agreement in the form attached hereto as Exhibit E.

          (b) Cashless Exercise. Seller agrees to amend the Stock Option Plan and to permit employees of Sellers who have options to exercise such options through a cashless exercise provided that such employees agree to execute the Voting Agreement and a release in form and substance reasonably acceptable to Seller.

     7. Closing. The closing of all transactions provided for herein will occur at the offices of legal counsel for the Buyer on August 7, 2000. All actions to be taken at closing will be considered to be taken simultaneously, and no document, agreement, or instrument will be considered to be delivered until all items which are to be delivered at the closing have been delivered. At the closing, the following actions will occur:

          (a) Certificates. The Buyer and the Seller each will execute a certificate stating that all representations and warranties made by them respectively in this Agreement continue to be true at the time of closing.

          (b) Buyer's Legal Opinion. The Buyer will deliver to the Seller an opinion of Buyer's legal counsel, in the form attached hereto as Exhibit F.

          (c) Seller's Legal Opinion. The Seller will deliver to the Buyer an opinion of Seller's legal counsel, in the form attached hereto as Exhibit G.

          (d) Fairness Determination. Certain stockholders will execute a Fairness Determination in the form of Exhibit H.

          (e) Bill of Sale and Assignment. The Seller will execute and deliver to the Buyer a bill of sale and assignments, in the form of Exhibits I, J, and K attached hereto, conveying merchantable title to all of the Assets, free and clear of all liens, except as permitted by paragraph 9(e).

          (f) List of Specific Liabilities. The Seller will deliver to the Buyer a list of all Specific Liabilities as of the Closing, which list will be consistent with the representations and warranties of Seller herein.

          (g) Assumption of Liabilities. The Seller and the Buyer will execute and deliver to one another an assignment and assumption of all Assumed Liabilities with respect to all of the Assumed Liabilities in the form of Exhibit L attached hereto.

          (h) Payment. Buyer will pay the purchase price provided for herein by delivering the sum of $250,000 in cash or certified funds and a promissory note in the principal amount of $450,000 in the form attached hereto as Exhibit M. Hurst will execute and deliver a Personal Guarantee in the form of Exhibit N.

          (i) Voting Agreement. The Voting Agreement in the form attached hereto as Exhibit E shall have been executed.

          (j) Release and Settlement Agreement. The parties shall have executed the Release and Settlement Agreement in the form attached hereto as Exhibit O.

          (k) Records. The Seller will deliver to the Buyer all accounting records, customer lists, contracts, orders, and other documents relating to the Antigen Division, provided that the Buyer will, however, permit reasonable access to such documents, including copying thereof, for the purpose of permitting the Seller to complete tax returns and conduct other necessary post-closing business.

          (l) Assignments of Contracts. Seller will execute appropriate assignments to Buyer of all material contracts relating to the Antigen Division, including assignment of the confidentiality and employment agreements of employees, all of which assignments will be in form and substance satisfactory to Buyer and which will be accompanied, if necessary in the judgment of legal counsel for Buyer, with any acknowledgement or consent required by any other party to such contracts.

          (m) Insurance Policies. The Seller will cause to be transferred to the Buyer all of the Seller's insurance policies, as described on Schedule 9(j), including all deposits and credits associated therewith.

          (n) Other Acts. The parties will execute any other documents reasonably required to carry out the intent of this Agreement, including specific transfer documents to be executed by the Seller with respect to any of the Assets which require separate documents of transfer.

          (o) Resignation of Hurst. Hurst agrees to execute a resignation mutually acceptable to the parties.

     8. Representations and Warranties by Seller. The Seller represents and warrants to the Buyer as follows:

          (a) Corporate Status. The Seller is duly incorporated and in good standing under the laws of the state of Nevada.

          (b)  Corporate  Actions.  All actions  required  of Seller  hereunder, including the execution of this Agreement and consummation of all transactions provided for herein, have been duly authorized by appropriate actions of its shareholders and directors, and all such agreements and instruments executed pursuant thereto will be valid and enforceable against the Seller in accordance with the terms hereof.

     9. Representations and Warranties by Seller, Van Horn and Musick. To the best of their knowledge, the Seller, Van Horn, and Musick represent and warrant to the Buyer as follows (the Seller's best knowledge for the purpose of Section 9 is the best knowledge of Van Horn and Musick):

          (a) Financial Statements. The financial statements of the Seller as of the end of its most recently completed fiscal year attached hereto as
     Schedule 9(a) (the "Audited Statements") have been prepared in accordance with generally accepted accounting principles consistently applied and are true and correct in all material respects as of the dates thereof. The Audited Statements are collectively referred to as the "Seller's Financial Statements." There has not been and will be no material adverse change in the Seller's financial condition or its business or operations from the date of April 30, 2000 through the date of Closing, except those incurred in the ordinary course of business.

          (b) Accounts Receivable and Liabilities. The accounts receivable shown on the Seller's Financial Statements and all other accounts receivable arising from and after the date of the Financial Statements have arisen in the ordinary course of Seller's business. The amounts of such accounts receivable, as of the dates on Seller's Financial Statements, are substantially true and correct. All liabilities have arisen or will arise in the ordinary course of the Antigen Division, and all of such liabilities can be satisfied by payment in full of the amounts thereof in a manner and on a schedule consistent with Seller's past practices as previously disclosed to Buyer. Seller agrees not to interfere in the Buyer's collection of the accounts receivable.

          (c) Inventory. All of the inventory of the Seller shown on the Seller's Financial Statements as of the dates thereof was in the possession of Seller and has been valued and will be valued at the lower of cost or fair market value.

          (d) Assets. The Assets constitute all of the property, including for example, intangible technology and know-how, which are now used in the Antigen Division. The Assets are adequate and appropriate for the conduct of the Antigen Division as now conducted. The Seller has good and merchantable title to all the Assets, subject only to liens and encumbrances shown in Schedule 9(e), all of which are to be assumed and paid when and as due by the Buyer. All Assets are sold "as is" after due inspection and examination by the Buyer, and the warranties made in this Agreement are in lieu of all other warranties, including any warranty implied by law, all of which are expressly excluded.

          (e) Specific Liabilities. The Specific Liabilities include only the liabilities shown in Exhibit D. Seller has not incurred any liability other than the Assumed Liabilities and the Excluded Liabilities.

          (f) Absence of Change. There has been and will be no material adverse change in the nature of the Seller's operations or the value of the Assets from and after the date of the Interim Financial Statements through August 7, 2000.

          (g) Absence of Liens. The Assets will be transferred free and clear of any lien or claim of any nature including liens for taxes, except for (i) sales or use taxes arising from the sale hereunder, which the Buyer agrees to pay and (ii) the Assumed Liabilities.

          (h) Material Agreements. Schedule 9(h) is a true and correct list of all material contracts, leases, and other agreements to which the Seller is a party, all of which will be assigned at Closing to Buyer. The Seller is not in violation of any such agreement, nor will the execution and consummation of this Agreement, including the assignment of the agreements listed in Schedule 9(h) to the Buyer, cause any breach of any contract or acceleration or material change in any obligation of the Seller which will affect the Antigen Division or the Assets except with respect to the Specific Liabilities.

          (i) Litigation. The Seller is not a party to any litigation, nor to the best knowledge of Seller, is any litigation threatened or pending, except as shown in Schedule 9(i) attached hereto. The Seller is not aware of any set of facts or circumstances which would give rise to any claim materially affecting the Antigen Division or the authority of the Buyer to consummate the transactions provided for herein.

          (j) Insurance. The Seller has maintained full and adequate insurance with respect to the operation of the Antigen Division. All of the Seller's insurance policies, including the name of the carrier and the amount of coverage, are accurately and completely shown on Schedule 9(j) attached hereto. All such insurance will remain in effect through August 15, 2000, and all of such insurance may be assumed by the Buyer at the election of the Buyer.

          (k) Employees. Schedule 9(k) attached hereto sets forth a complete list of the employees of the Seller, the rate of compensation of each, and all benefits applicable to each such employee. The Seller has previously delivered to the Buyer a copy of the Seller's standard employee manual, setting forth other employee policies, all of which remain in effect without change or addition and will continue to remain in effect through Closing. The Seller has no agreements with any employee or any other obligation to any employee except as set forth in Schedule 9(k). The Seller is not subject to any pending or threatened labor disputes. None of the Seller's employees are represented by a labor union or other collective bargaining unit, nor is the Seller aware of any effort to organize the employees of the Seller.

          (l) Taxes. The Seller has timely and correctly prepared and filed all tax returns, including federal and state income tax returns and sales tax returns, and the Seller has paid all taxes due pursuant to such tax returns as well as any other taxes, including real and personal property taxes for which the Seller is liable, except for certain property taxes which are accrued but not yet due, as shown in detail on Schedule 9(l) attached hereto. The Seller has not filed for and is not now subject to any extension of time with respect to the filing of any tax return. The Seller has provided to the Buyer true and correct copies of all federal and state income tax returns filed by the Seller for the past three fiscal years. The Seller is not aware of any actual or threatened tax audit nor of any set of facts which would give rise to any tax audit. The financial statements reflect an adequate reserve, as of the date thereof, for income taxes now due for the present tax year. The Seller maintains all required payroll tax accounts, and the Seller has timely deposited all employee and employer withholding taxes into such trust accounts.

          (m) Complete Disclosure. This Agreement and the exhibits and schedules thereto do not contain any untrue statement of a material fact by the Seller; this Agreement and such related agreements and instruments do not omit to state any material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they are made, not misleading.

     10. Representations and Warranties by the Buyer and Hurst. The Buyer and Hurst represent and warrant as follows:

          (a) Corporate Status. The Buyer is a corporation duly incorporated and existing in good standing under the laws of the state of Colorado.

          (b) Corporate Actions. All transactions provided for herein and all obligations of the Buyer related hereto have been duly authorized by all requisite corporate action, and all agreements entered into, including the execution and consummation of this Agreement and all exhibits hereto, will be valid and fully enforceable against the Buyer in accordance with the terms thereof.

          (c) No Conflicting Agreements. The Buyer is not a party to any contract, agreement, or other obligation which is in default or which will become in default or subject to any acceleration or penalty by reason of the execution and consummation of this Agreement.

          (d) Litigation. The Buyer is not subject to any litigation or other claim, including any governmental investigation, actual, pending, or threatened, to the best of their respective knowledge.

          (e) Complete Disclosure. This Agreement and the exhibits and schedules thereto do not contain any untrue statement of a material fact by the Buyer; this Agreement and such related agreements and instruments do not omit to state any material fact necessary in order to make the statements made herein or therein by the Buyer, in light of the circumstances under which they are made, not misleading.

     11. Indemnification. The parties hereto agree to indemnify one another as follows:

          (a) Indemnification for Claims. As used herein, the term "Claims" refers to any losses, damages, liabilities, or claims including costs or expenses (including but not limited to attorneys' fees and other expenses of investigation in defense of any such claims) which arise as a result of any breach or violation of the covenants, agreements, warrants, or representations contained in this Agreement or to which Roger Hurst is subject as a result of his service as an officer and director of Seller to the extent permitted by law. Any party who must indemnify for a Claim shall be referred to as an "Indemnifying Party" and any party who has suffered or is threatened with suffering losses in connection with such a Claim shall be referred to as an "Indemnified Party." The Indemnifying Party will be obligated to indemnify the Indemnified party with respect to any Claim occasioned by a breach or violation of this Agreement or any ancillary agreement on the part of the Indemnifying Party.

          (b) Procedures.

               (i) Promptly after an Indemnified Party has received notice of or has knowledge of any claim by a person not a party to this Agreement (a "Third Person") or the commencement of any action or proceeding by a Third Person, the Indemnified Party shall, as a condition precedent to a claim with respect thereto being made against an Indemnifying Party, give the Indemnifying Party written notice of such claim or the commencement of such action or proceeding (the "Notice of Claim"). The Notice of Claim shall state the nature and the basis of such claim and a reasonable estimate of the amount thereof.

               (ii) The Indemnifying Party shall have right to defend and settle, at its own expense and by its own counsel, any such matter so long as the Indemnifying Party pursues the same in good faith and diligently. If the Indemnifying Party undertakes to defend or settle, it shall notify the Indemnified Party of its intention to do so within seven (7) calendar days of receiving the Notice of Claim, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in the defense thereof and in any settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records or information reasonably requested by the Indemnifying Party that are in the Indemnified Party's possession or control. Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in any matter through counsel of its own choosing at its own expense; provided that the Indemnifying Party's counsel shall always be lead counsel and shall determine all litigation and settlement steps, strategy and the like. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability, except as provided below and except to the extent such participation is requested by the Indemnifying Party, in which event the Indemnified Party shall be reimbursed by the Indemnifying Party for reasonable additional legal expenses, out-of-pocket expenses.

               (iii) The Indemnifying Party shall not, in the defense of such asserted liability, consent to the entry of any judgment or award, or enter into any settlement, except in either event with the prior consent of the Indemnified Party, which shall not be unreasonably withheld or delayed. If the Indemnifying Party desires to accept a final and complete settlement of any such Third Person claim in which no admission of material wrongdoing is required of the Indemnified Party and the Indemnified Party refuses to consent to such settlement, then the Indemnifying Party's liability under this Section 11 with respect to such Third Person claim shall be limited to the amount so offered in settlement by said Third Person, and the Indemnified Party shall reimburse the Indemnifying Party for any additional costs of defense which it subsequently incurs with respect to such claim. If the Indemnifying Party does not undertake to defend such matter to which the Indemnified Party is entitled to indemnification hereunder, or fails diligently to pursue such defense, the Indemnified Party may undertake such defense through counsel of its choice, at the cost and expense of the Indemnifying Party, and the Indemnified Party may settle such matter, and the Indemnifying Party shall reimburse the Indemnified Party for the amount paid in such settlement and any other liabilities or expenses incurred by the Indemnified Party in connection therewith.

          (c) Limitation on Indemnification. No claim for indemnification shall be made hereunder until the aggregate amount of actual or probable losses of any Indemnified Party subject to indemnification from the Indemnifying Party equals or exceeds the sum of $25,000. Nonetheless, an Indemnified Party may provide an Indemnifying Party with notice of Claims of less than $25,000 as provided for in Section 11(a) and may permit the Indemnifying Party to defend, settle, or otherwise resolve such claims in order to avoid having the aggregate amount for which such Indemnifying Party may be liable exceed $25,000.

     12. Lease. The Antigen Division is presently conducted on the premises subject to a lease with First Industrial LP (the "Lease"). The Lease shall be assigned to, and assumed by, the Buyer.

     13. Conditions to Closing. The obligations of the parties to close the transactions provided for herein are subject to the following conditions as well as to any other conditions express or implied in this Agreement:

          (a) Seller's Conditions. The obligations of the Seller are subject to the following conditions:

               (i) Compliance with Agreement. All representations, warranties, covenants, and other agreements contained herein on the part of the Buyer will be true and correct at the time of Closing.

               (ii) Corporate Action. The sale will have been approved by all requisite corporate action by the Seller.

               (iii) Legal Opinion. The Seller will have received a favorable opinion of Buyer's legal counsel in the form required by Section 7(b).

          (b) Buyer's Conditions. The obligations of the Buyer to complete the transactions provided for herein are subject to the following conditions:

               (i) Compliance with Agreement. All representations, warranties, covenants and other agreements contained herein on the part of the Seller will be true and correct at closing.

               (ii) No Legal Action. No investigation or action by any governmental regulatory agency having jurisdiction over the Seller or the Assets will have been commenced which will interfere with or jeopardize the ability of the Buyer to acquire the Assets and continue conducting the Antigen Division.

               (iii) Legal Opinion. The Buyer will have received a favorable opinion of Seller's legal counsel in the form required by Section 7(c).

               (iv) Cashless Exercise. The Seller shall amend the 1992 Stock Option Plan to permit a cashless exercise.

     14. Termination.

          (a) Right to Terminate. This Agreement may be terminated at any time by mutual agreement of the parties or it may be terminated by the party in whose favor a condition runs upon a failure of such condition as set forth in Section 13 to be satisfied in full.

          (b) Rights on Termination.  If this Agreement  terminates  pursuant to
     Section 14(a) for any reason other than a willful failure to satisfy the conditions set forth in Section 13, this Agreement will terminate without liability to either party and each party will, upon such termination, be responsible for its own expenses incurred in connection herewith.

     15. Finder's Fees. Each of the parties represents and warrants to each of the other parties that it has not incurred any obligation for any sales commission, brokerage fee, finder's fee, or other similar obligation in connection with the transactions provided for herein.

     16. Assignments and Assumptions. Seller and Buyer shall cooperate to obtain the assignment and assumption agreement of the material agreements listed in
Schedule 9(h) and the Specific Liabilities.

     17. Miscellaneous.

          (a) Survival of Agreement. This Agreement and all terms, warranties, and provisions hereof will be true and correct as of the time of closing and will survive the closing. All representations and warranties and other obligations of the parties hereunder will continue in effect for a period of two (2) years.

          (b) Notices. All notices required or permitted hereunder or under any related agreement or instrument will be deemed delivered when delivered personally or mailed, by certified mail, return receipt requested, or registered mail, to the parties at the following addresses or to such addresses as the respective parties may in writing hereafter direct:

               (i) To Seller:

                   8100 Southpark Way, B-1
                   Littleton, CO  80120

                   with a copy to:

                   Overton Babiarz & Associates, PC
                   7720 E. Belleview Avenue, Suite 200
                   Englewood, CO  80111
                   Attention:  David J. Babiarz, Esq.

               (ii) To Buyer:

                    8100 Southpark Way, B-1
                    Littleton, CO  80120

                    with a copy to:

                    Krendl Krendl Sachnoff & Way
                    370 Seventeenth Street, Suite 5350
                    Denver, CO  80202
                    Attention:  Cathy S. Krendl, Esq.

          (c) Successors and Assigns. This Agreement will be binding upon the parties hereto and their respective successors, personal representatives, heirs and assigns; however, no party hereto will have any right to assign any of its obligations pursuant to this Agreement except with the prior written consent of all of the other parties.

          (d) Merger. This Agreement and the Exhibits and other documents related hereto set forth the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except in writing subscribed to by all of such parties.

          (e) Governing Law. This Agreement is entered into in the city and county of Denver, state of Colorado, it will be performed in part within the city and county of Denver, and it will be governed in all respects by the laws of Colorado.

          (f) Modification or Severance. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision will be severed or modified to the extent necessary to render it enforceable, and as so severed or modified, this Agreement will continue in full force and effect.

         Dated the day and year first above set forth.


VITRO DIAGNOSTICS, INC.                    ASPENBIO, INC.



By: /s/ James R. Musick                   By:  /s/ Roger D. Hurst
    ----------------------------------         ---------------------------------
       James R. Musick, Vice President                 Roger D. Hurst, President


    /s/ James R. Musick                       /s/ Roger D. Hurst
    ----------------------------------        ----------------------------------
        James R. Musick                           Roger D. Hurst


    /s/ Erik D. Van Horn
    ----------------------------------
        Erik D. Van Horn

           VITRO DIAGNOSTICS/ASPEN BIO LIST OF EXHIBITS AND SCHEDULES

                                    EXHIBITS

A.   Excluded Assets

B.   Assets and Allocation of Price

C.   Excluded Liabilities

D.   Specific Liabilities

E.   Voting Agreement

F.   Buyer's Legal Opinion Letter

G.   Seller's Legal Opinion Letter

H.   Fairness Determination

I.   Assignment and Bill of Sale

J.   Assignment and Assumption of Lease Agreement

K.   Intellectual Property Assignment Agreement

L.   Assumption Agreement

M.   Promissory Note

N.   Personal Guarantee

O.   Release and Settlement Agreement


                                    SCHEDULES

9(a) Audited Statements

9(a) (i) Interim Financial Statements

9(e) List of Liens

9(h) List of Material Contracts

9(i) Litigation

9(j) List of Insurance Policies

9(k) Employees and Benefits

           Exhibit 10.2 Shareholder's Agreement dated August 7, 2000
--------------------------------------------------------------------------------


                             SHAREHOLDERS' AGREEMENT

     THIS SHAREHOLDERS' AGREEMENT (the "Agreement"), is entered into by and between the undersigned directors and shareholders of Vitro Diagnostics, Inc. (the "Company"), (collectively "Shareholders" and individually a "Shareholder"), effective as of August 7, 2000. The Shareholders are more particularly described in Schedule A attached hereto and incorporated by reference herein.

                                    RECITALS

     WHEREAS, the Shareholders are the registered and beneficial owners of the number of shares of common stock set forth opposite their respective names on Schedule A, except that Erik Van Horn ("Van Horn") is not currently a Shareholder of the Company, but is a party to this Agreement because he exercises control as a Director and is a beneficial owner as the holder of significant stock options of the Company; and

     WHEREAS, the Shareholders desire to cooperate to further the business of the Company by electing an expanded Board of Directors, by adding additional experience and expertise to the Board, and by taking such other action as is in the best interest of all of the Shareholders of the Company; and

     WHEREAS, the Shareholders are entering into this Agreement in connection with the sale of certain assets of the business to AspenBio, Inc. ("Buyer"), (the "Asset Sale"), the resignation from the Board of Directors by Roger Hurst ("Hurst"), the modification of the number of Directors on the Board by the Company, and the appointment to the Board of the Company of Henry C. Schmerler and Ronald L. Goode.

     NOW THEREFORE, in consideration of the Recitals, which shall be deemed to be a substantive part of this Agreement, and the covenants, promises, agreements, representations and warranties contained in this Agreement, the Shareholders hereby covenant, promise, agree, represent and warrant as follows:

1.   Resignation of Hurst and Election of New Directors.
     ---------------------------------------------------

     1.1 Hurst has agreed to resign as a director and officer of the Company simultaneously with and effective upon closing of the Asset Sale ("Closing"), and the Board of Directors of the Company immediately following Closing shall be comprised of James R. Musick ("Musick") and Van Horn.

     1.2 Also effective upon the Closing, Musick and Van Horn, as the sole remaining members of the Board, have executed the Unanimous Written Consent Resolution in Lieu of Meeting attached hereto as Schedule B, whereby the Board of the Company, in accordance with its Bylaws, has:
          (a) increased to four (4) the number of directors to serve on the Board; and (b) elected Henry Schmerler and Ronald Goode to serve as members of the Board for a term of office continuing until the next annual meeting by the Shareholders; and (c) approved Musick as President of the Company.

     1.3 As soon as practical after Closing, but in no event later than 30 days after Closing, Musick shall call a special meeting of the Board for the purpose of: (a) calling or rescheduling a special meeting or annual meeting of Shareholders to elect a slate of directors consisting of: Musick, Van Horn, William J. Schmulh, Jr., Henry Schmerler and Ronald Goode; provided, however, that this slate of directors shall at all times be willing and able to serve on the Board of Directors; and (b) completing the Company's application for Director and Officer liability insurance for Henry Schmerler and Ronald Goode.

     1.4 Musick and VanHorn further agree that they shall call a meeting of the Board for the purpose of causing the Company to take such additional action as may be necessary to: (a) expand the Board to five (5) directors, and (b) elect William J. Schmulh to fill the additional vacancy created thereby; provided, however, that: (a) World Wide Capital Investors, LLC ("WWC") shall have provided written notice to the Board of its request for the Board meeting described herein, and
          (b) that WWC shall agree to pay the expenses of any SEC or other regulatory notice required in connection with such action of the Board, and (c) such action shall not cause Musick or Van Horn to be in violation of any legal requirement or duty.

2.   Voting Agreement - Shareholders
     -------------------------------

          Beginning with execution of this Agreement, and for a period of three years thereafter, the Shareholders, with the exception of Hurst, agree and shall vote all shares they own now or may acquire in the future at any meeting of Shareholders or consent in lieu of any meeting, as follows:

     2.1 To elect Musick, Van Horn, William J. Schmulh, Jr., Henry Schmerler and Ronald Goode, as and for the Directors of the Company, comprising the Board of Directors;

     2.2 Not to increase the members of the Board of Directors without the unanimous consent of the Shareholders;

     2.3 Following the election of Musick, Van Horn, William J. Schmulh, Jr., Henry Schmerler and Ronald Goode, the Shareholders shall take no action to remove any of the Directors from the Board during the term of this Agreement, except that a Director may be removed for fraud or breach of fiduciary duty, which determination shall be made by majority vote of the remaining directors following consultation with independent counsel to the Company;

     2.4 Should a Director resign or be removed or a vacancy otherwise occur, the Shareholders agree to vote their shares in favor of the candidate nominated by the remaining Board to fill the vacancy; and

     2.5 Subject to review and approval by the Board elected pursuant to paragraph 1 hereof, to approve the Equity Incentive Plan for employees, officers, directors, consultants and others providing service to the Company in the form proposed by Musick and Van Horn, with such amendments as may be deemed appropriate by the Board of Directors with the approval of counsel to the Company.

3.   Grant of Proxy - Certain Shareholders
     --------------------------------------

     3.1 Simultaneous with Closing of the Asset Sale, each of Hurst and Musick shall deliver to Ronald L. Goode or Henry C. Schmerler (the "Proxy Holder") a duly executed irrevocable proxy (each, a "Proxy") in the form attached hereto as Schedule C, with respect to voting stock of the Company owned or controlled by each Hurst and Musick in a cumulative amount not to exceed 1.4 million shares (the "Proxy Shares"). The Proxy Shares shall initially consist of 1,000,000 shares owned by Musick and 400,000 shares owned by Hurst. The term of the Proxy shall be for eleven months from the date of this Agreement, through July 7, 2001. If the Proxy Holder becomes incapacitated or dies during the term of the Proxy, Hurst and Musick agree to execute an additional proxy in the form of Exhibit C and deliver to William J. Schmulh which shall remain in effect for the balance of the term of the Proxy.

     3.2 If at any time during the term of the Proxy, any employee of the Company, including Musick or Van Horn, shall exercise (additional) stock options for common stock of the Company and such employee shall agree to grant a Proxy in the form of Schedule C for said shares, then the Proxy granted by Musick shall abate one for one with each share for which a Proxy is granted by an employee. Van Horn agrees that he shall grant a Proxy pursuant to this section upon the exercise of up to 250,000 options held by him.

     3.3 Hurst, Musick and Van Horn, as applicable, agree not to revoke the grant of the Proxy for the term thereof.

4.   Endorsement on Stock Certificates
     ---------------------------------

          Upon the execution of this Agreement, the Shareholders shall temporarily surrender their stock certificates representing Company stock to the Company and the Company shall cause the following endorsement to be placed thereupon before returning such certificates:

          THE RIGHT OF SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE, PLEDGE, OR ANY OTHER DISPOSITION OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY, AND SUBJECT TO, THE TERMS AND PROVISIONS OF AN AGREEMENT DATED AUGUST 7, 2000.

          A COPY OF THIS AGREEMENT IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND AVAILABLE FOR INSPECTION UPON REQUEST.

          THE VOTING OF THE SHARES REPRESENTED HEREBY IS SUBJECT TO THE TERMS OF THE SAME AGREEMENT.

The following  endorsement  shall be placed upon the  certificates  of Hurst and
Musick:

          THE VOTING POWER OF THE SHARES EVIDENCED HEREBY HAS BEEN PREVIOUSLY GRANTED TO RONALD L. GOODE OR WILLIAM J. SCHMULH, PURSUANT TO A WRITTEN PROXY EFFECTIVE AUGUST 7, 2000, WHICH PROXY IS IRREVOCABLE.

All certificates representing shares of Stock issued to or acquired by any other Shareholder, whether party to this Agreement or not, subsequent to the date hereof shall, if the recipient thereof agrees to or is required to grant a Proxy pursuant to the terms hereof, bear the above legends. The legends shall be removed upon request of the Shareholder after the term of the Agreement expires.

5.   Term.
     -----
          This Agreement shall extend for the terms set forth herein, unless sooner terminated by the unanimous agreement of all Shareholders or unless 51% of the stock of the Company is acquired by a third party in a merger or tender offer or the Company sells all or substantially all of its assets.

6.   Remedies.
     ---------
          The Shareholders agree that they will not have an adequate remedy at law for the breach of this Agreement. Accordingly, the Shareholders shall have available for any breach of this Agreement the remedies of specific performance and injunctive relief, together with all other remedies at law and in equity. No waiver of or forbearance to enforce any right or provision hereto shall be binding unless in writing and signed by the Shareholder to be bound, and no such waiver or forbearance in any instance shall apply to any other instance or any other right or provision. The prevailing Shareholder in any litigation or dispute shall be entitled to an award of reasonable attorneys fees, costs and expenses.

7.   General Provisions.
     -------------------

     7.1  Entire Agreement.
          -----------------
               This Agreement and the Exhibits incorporated herein or incorporated by reference in any exhibit constitute the entire understanding of the Shareholders with regard to this Agreement which includes that certain Purchase Agreement by and among the Company, Musick, Van Horn, AspenBio and Hurst of even date hereof, under which the Company has agreed to sell to AspenBio, Inc. all of the "Assets" of the Antigen Division of the Company_(as defined in the Purchase Agreement). There are no representations, promises, warranties, covenants or undertakings other than those expressly set forth herein. No modification or amendment of this Agreement shall be binding unless executed in writing by all Shareholders.

     7.2  Assignment, Successor and Assigns.
          ----------------------------------
               This Agreement  shall inure to the benefit of and be binding upon
          the  Shareholders  and  their  respective   successors  and  permitted
          assigns.

     7.3  Authority.
          ----------
               The individuals whose signatures appear below on behalf of the respective parties to this Agreement warrant and represent that they have full authority to execute this Agreement on behalf of the respective parties and to bind the parties to the terms and provisions of this Agreement.

     7.4  Notices.
          --------
               Notices required or authorized hereunder shall be deemed given sufficiently if in writing and delivered in person, sent by registered or certified mail, return receipt requested and postage prepaid, or by facsimile to the addresses on record with the Company unless and until the Company is notified of any change of address.

     7.5  Severability.
          -------------
               In the event that one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     7.6  Waivers.
          --------
               No waiver of any provision of this Agreement shall be deemed a waiver of any other provision, nor shall any single waiver constitute a continuing waiver. The failure of any Shareholder as to seek redress for violation of, or as to insist upon the strict performance of any covenant or condition of this Agreement, shall not prevent a subsequent act which would have originally constituted a violation, from having the effect of an original violation.

     7.7  Time of Essence.
          ----------------
               Time is of the essence of each provision of the Agreement.

     7.8  Governing Law.
          --------------
               This Agreement shall be governed by and interpreted and enforced in accordance with the laws in force in the State of Colorado. Venue for any action shall lie in the Courts of Colorado.

     7.9  Counterparts and Facsimiles.
          ----------------------------
               This Agreement may be executed in several counterparts, and as so executed shall constitute one Agreement, binding on all Shareholders hereto, notwithstanding that all Shareholders are not signatory as to one original or the same counterpart. Facsimile signatures are acceptable.

     IN WITNESS WHEREOF, the Shareholders hereto have executed and delivered this Agreement, on the date first above written.


SHAREHOLDERS:


/s/ Roger D. Hurst
---------------------------------
    Roger D. Hurst


/s/ James R. Musick
---------------------------------
    James R. Musick


/s/ Erik Van Horn
---------------------------------
    Erik Van Horn

/s/ Kilyn Roth
---------------------------------
Kilyn Roth, Manager
World Wide Capital Investors, LLC

                    Schedule A to the Shareholders' Agreement

Name and Address
of Shareholder or                                Number of Shares
Beneficial Owner                                 (including Option Shares)


Roger D. Hurst                                          1,116,793



James R. Musick                                         1,332,198



Erik Van Horn                                             530,516



World Wide Capital Investors, LLC                       2,370,000

                    Schedule B to the Shareholders' Agreement
                    -----------------------------------------

                   IRREVOCABLE PROXY COUPLED WITH AN INTEREST

1. The undersigned shareholder (the "Shareholder"), holder of the number of shares of common stock, par value $.001 per share ("Common Stock"), of Vitro Diagnostics, Inc., a Nevada corporation, set forth opposite the Shareholder's signature (the "Proxy Shares"), hereby irrevocably appoints and constitutes Henry Schmerler or Ronald Goode as his attorney and proxy ("Proxy") to attend meetings, vote, give consents and in all other ways to act in the Shareholder's place and stead as to all of the Proxy Shares as long as this Irrevocable Proxy is in effect. Proxy shall have full power of substitution and revocation and any proxies heretofore given are hereby revoked.

2. This Irrevocable Proxy is made irrevocable, is subject to and executed in connection with a voting agreement with the Shareholder embodied in that certain Shareholders' Agreement, dated as of August 7, 2000 (the
     "Shareholders' Agreement"), among the Shareholder and certain other shareholders of the Company.

3. Proxy shall vote the Proxy Shares under this Irrevocable Proxy only in accordance with a resolution of the Board of Directors of the Company pursuant to a vote of the Board on any matter requiring a vote of shareholders of the Company.

4. This Irrevocable Proxy shall terminate eleven months from the date hereof, unless earlier terminated by agreement of the Shareholders party to the Shareholders' Agreement or unless 51% of the stock of the Company is acquired by a third party in a merger or tender offer or the Company sells all or substantially all of its assets.


Dated:
      -------------------------



-------------------------------                --------------------------------
Shareholder                                    Number of Shares of Common Stock
                                               Subject to this Irrevocable Proxy


ACCEPTED AND AGREED TO:

-------------------------------
Proxy Holder

       Exhibit 10.3 Settlement Agreement and Release dated August 7, 2000
--------------------------------------------------------------------------------



                                    EXHIBIT O

                              SETTLEMENT AGREEMENT

                               AND MUTUAL RELEASE

     THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE ("Agreement") is entered into effective this 7th day of August, 2000, between Vitro Diagnostics, Inc., a Nevada corporation ("Company"), AspenBio, Inc., a Colorado corporation, James R. Musick (an individual), Erik VanHorn (an individual), Roger Hurst (an individual) ("Hurst"), and World Wide Capital Investors, LLC, a Colorado limited liability company ("WWC"), and Kilyn Roth, an individual and manager of WWC, collectively referred to as "Parties."


1.   Recitals.
     --------
     (a) Commencing in May, 2000, WWC threatened a lawsuit against the Company, alleging various claims against the Company and certain of its officers and directors. The Company and its officers and directors deny any liability on such claims.

     (b) On or about May 26, 2000, WWC delivered to the Company a shareholder proposal by which WWC proposed to expand the Company's Board of Directors to five (5) and proposed a slate of Directors for nomination and election at the Company's next annual meeting of shareholders.

     (c) On June 8, 2000, WWC filed a Schedule 13D/A with the U.S. Securities and Exchange Commission in which WWC expressed an intent to use its shareholder position to maximize shareholder value, to help the Company grow, to seek licensing or sales of Company technology, and possibly to achieve a sale of the Company at some undetermined future date.

     (d) WWC is the owner of 2,370,000 shares of the Company's outstanding common stock. Kilyn Roth is the owner of 56,250 shares of the Company's outstanding stock. (e) The Parties now desire to enter into this Agreement to resolve all possible disputes and controversies between them and because they believe this Agreement is in the best interests of the Company, WWC, Kilyn Roth and the Company's shareholders.

     (e) The Parties now desire to enter into this Agreement to resolve all possible disputes and controversies between them and because they believe this Agreement is in the best interests of the Company, WWC, Kilyn Roth and the Company's shareholders.


     (f) In consideration of the foregoing recitals, which shall be deemed a substantive part of this Agreement, and in consideration of the covenants, promises, agreements, representations and warranties contained in this Agreement, and without admitting any liability or wrongdoing, the Parties agree as follows.

2.   Shareholder's Agreement.
     ------------------------
     Contemporaneously herewith, the existing directors of the Company and WWC have entered into a Shareholders' Agreement in the form and content attached hereto as Exhibit A and incorporated herein by reference.


3.   Sale of Certain Assets.
     -----------------------
     Contemporaneously  herewith,  the  Company  has  entered  into  a  Purchase
     Agreement in the form and content attached hereto as Exhibit B and incorporated herein by reference, and WWC has executed a "Fairness Determination" in connection therewith.


4.   Settlement Payment.
     -------------------
     Upon execution of this Agreement, the Company shall pay to Kilyn Roth or her designee the sum of $20,000 to facilitate settlement of a lawsuit brought by Jon Richardson against WWC, Kilyn Roth and others, namely Case No. 00-CV-760, Jefferson County District Court. In exchange for such payment, WWC and Kilyn Roth agree to indemnify and hold the Company, its officers, directors, employees, agents and Hurst harmless from any claim arising out of Case No. 00-CV-760 or otherwise asserted against the Company by Richardson, provided that WWC's liability hereunder shall not exceed $20,000.

5.   Registration of Stock.
     ----------------------
     Contemporaneously herewith, the Parties have executed a Registration Rights Agreement in the form and content attached hereto as Exhibit C and incorporated herein by reference.


6.   No Solicitation.
     ----------------
     WWC, Kilyn Roth and Hurst agree that they shall not directly or indirectly contact any other Company shareholder for purposes of directly or indirectly soliciting or encouraging such shareholder to sue or otherwise assert claims or causes of action against the Company or any of its officers, directors, employees, shareholders, agents, and independent contractors for any of the Company released claims or the WWC released claims. This paragraph shall not be deemed to prohibit any party from complying with any subpoena, legal process or other legal requirement.

7.   Release by WWC.
     ---------------
     Except for the obligations created by and set forth in this Agreement or in the Exhibits hereto, including the exhibits thereto, WWC and Kilyn Roth (acting for themselves and their agents, shareholders, employees, members, managers, attorneys, successors, assigns, associates and consultants), including, but not limited to Kilyn Roth, J.W. Roth, Kristine Brubaker, Brett Brubaker, and World Wide Capital Co. hereby forever completely release and discharge the Company and any of its agents, attorneys, employees, shareholders, officers, directors, successors, and assigns, including but not limited to Roger D. Hurst, AspenBio, Inc., James Musick and Erik Van Horn, from any and all claims, causes of action, obligations, liabilities, demands, agreements, injuries, damages, interest, costs and expenses (including without limitation, attorney fees), and any other legal or equitable remedies of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, which arise out of or are in any way related to any incident, act, failure to act, event, or any other matter occurring prior to execution of this Agreement ("WWC Released Claims").

8.   Rule 144 Transaction.
     ---------------------
     As additional consideration hereunder, the Company agrees to cooperate with and approve the removal of any restrictive legend existing upon any certificate(s) held by WWC or World Wide Capital Co. or their respective transferees and representing 142,000 shares of the Company's stock conveyed to World Wide Capital Co. by agreement dated November 3, 1998 and to further consent to the further sale or exchange of such stock; provided, however, that:(a) the transfer by which WWC or World Wide Capital Co. requests removal of such restrictive legends shall be in the reasonable opinion of the Company's counsel in compliance with SEC Rule 144 and otherwise permitted by law; (b) WWC or World Wide Capital Co. shall submit to the Company in advance such certificate(s) together with a true copy of the agreement dated November 3, 1998, and (c) the Company will not contest or challenge the date and validity of said agreement.

     As additional consideration hereunder, the Company agrees to cooperate with and approve the removal of any restrictive legend existing upon any certificate(s) held by Roger Hurst and to further consent to the further sale or exchange of such stock; provided, however, that the transfer by which Hurst requests removal of such restrictive legends shall be in the reasonable opinion of the Company's counsel in compliance with SEC Rule 144 and otherwise permitted by law.

9.   Release by Company.
     -------------------
     Except for the obligations created by and set forth in this Agreement or in the Exhibits hereto, including the Exhibits thereto, the Company, Roger Hurst, James Musick and Erik VanHorn, and AspenBio, Inc., acting for themselves and their respective agents, attorneys, employees, officers, directors, successors, and assigns, hereby forever completely release and discharge WWC and all of its affiliates, agents, attorneys, employees, including without limitation Kilyn Roth, J.W. Roth, Kristine Brubaker,
     Brett Brubaker and World Wide Capital Co. and their members, managers, successors, associates, consultants and assigns ("World Wide Group") and Hurst and AspenBio, Inc., from any and all claims, causes of action, obligations, liabilities, demands, agreements, injuries, damages, interest, costs and expenses (including without limitation, attorney fees), and any other legal or equitable remedies of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, which arise out of or are in any way related to any incident, act, failure to act, event, or any other matter occurring prior to execution of this Agreement ("Company Released Claims").

10.  Voting Rights.
     --------------
     Each of the parties hereto covenants and agrees not to contest, or to solicit any other person to contest, the right or authority of any other party hereto to vote any shares held by such party in the Company, except to the extent that such votes are cast in violation of Exhibit A hereto and except to the extent that the failure of a party to contest another party's voting rights would expose or subject such party to any legal or regulatory liability.

11.  Taxes.
     ------
     WWC shall be solely responsible for the payment of taxes, if any are ever due, as a result of the payment set forth in paragraph 5 above. The Company makes no warranties as to the effect of any tax law or regulation upon the payment set forth in paragraph 5 above.

12.  Costs and Attorney Fees.
     ------------------------
     Each party shall bear his or its own costs and attorney fees and no request of any kind shall be made to any court or person by any party to this Agreement, or any agent or attorney acting on behalf of any party, for payment of any costs or attorney fees.

13.  Miscellaneous Provisions.
     -------------------------
     (a) Conditions Precedent. This Agreement is contingent upon the full and complete execution, contemporaneously herewith, of this Agreement and all Exhibits hereto, including all exhibits thereto.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties and their respective agents, attorneys, employees, representatives, officers, directors, members, managers, successors and assigns. However, no party shall have any right to assign any of its rights or obligations pursuant to this Agreement except with the prior written consent of all other parties.

     (c) This Agreement and the exhibits and other documents related hereto constitutes the entire agreement among all the parties with respect to the subject matter hereof. No other covenants, promises, representations or warranties of any kind have been made except as explicitly set forth herein.

     (d) No provision of this Agreement may be waived, modified or altered except in writing executed by the parties hereto.

     (e) Each party has cooperated in the drafting and preparation of this Agreement. In any construction to be made of this Agreement, no presumption shall arise against any party by virtue of its participation in the drafting or preparation hereof.

     (f) This Agreement may be executed in counterparts or by facsimile, each of which, when all parties have executed at least one such counterpart or facsimile, shall be deemed an original, with the same force and effect as if all signatures were appended to one instrument, but all of which together shall constitute one and the same agreement.

     (g) This Agreement shall be construed and governed in accordance with the laws of the State of Colorado and any action brought to enforce and interpret this Agreement shall be filed in the District Court for Arapahoe County, Colorado, or the United States District Court for the District of Colorado.

     Dated the day and year first above set forth.


VITRO DIAGNOSTICS, INC.                        WORLD WIDE CAPITAL INVESTORS, LLC


By:  /s/ James Musick                    By:  /s/  Kilyn Roth
     --------------------------------         ----------------------------------
Title:   James Musick, Vice President    Title:    Kilyn Roth, Manager
        -----------------------------           --------------------------------


ASPENBIO, INC.                                /s/  Kilyn Roth
                                              ----------------------------------
                                                   Kilyn Roth, Individually

By:   /s/ Roger Hurst
     --------------------------------
Title:    Roger Hurst, President
        -----------------------------


/s/ Roger Hurst
-------------------------------------
    Roger Hurst, Individually



/s/ James R. Musick
-------------------------------------
    James R. Musick, Individually



/s/ Erik VanHorn
-------------------------------------
    Erik VanHorn, Individually

         Exhibit 10.4 - Registration Rights Agreement dated August 7, 2000
--------------------------------------------------------------------------------


                          Registration Rights Agreement

     This Registration Rights Agreement ("Agreement") is entered into this 7th day of August, 2000, between Vitro Diagnostics, Inc., a Nevada corporation ("Company") and World Wide Capital Investors, LLC ("WWC"; WWC may also be referred to as "Holder").

                                   Recitals:

     Holder is the record and beneficial owners of common stock, $.001 par value, of the Company owning 2,370,000 shares.

     Holder wishes to have the right to require the Company to register all or part of their shares under the Securities Act to facilitate resale in the future.

     Execution and delivery of this Agreement is a condition to a release and settlement between the parties.

     NOW, THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.   Definitions. As used herein:

     1.1 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the federal Securities Act of 1933, as amended (the "Act") and the declaration or ordering of the effectiveness of such registration statement.

     1.2 For the purposes hereof the term "Registrable Securities" means shares of (i) common stock of the Company owned by the Holders (the
          "Securities"), (ii) stock issued in lieu of the Securities in any reorganization which have not been sold to the public and (iii) stock issued in respect of the stock referred in (i) and (ii) as a result of a stock split, stock distribution, recapitalization or combination, which have not been sold to the public.

     1.3 The terms "Holder" or "Holders" mean WWC and qualifying transferees under Section 8 hereof who hold Registrable Securities.

     1.4 The term "Initiating Holders" means any Holder or Holders of at least 1,185,001 shares, cumulatively, of Registrable Securities or Securities (such number to be adjusted after the original issuance thereof for stock splits, stock distributions, recapitalization or combination).

2.   Requested Registration.

     2.1 Request for Registration. In case the Company shall receive from the Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will on one time only:

          (a) promptly give written notice of the proposed registration to all other Holders; and

          (b) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws limited to 5 states designated by the Holders and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within 30 days after receipt of such written notice from the Company provided that the Company shall not be obligated to take any action to effect such registration pursuant to this Section 2.1:

               (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration; or

               (ii) if  the  Company   represents  its  intention  to  effect  a
                    registration on its own behalf within 90 days of receipt of the written request and employs a good faith effort to do so.

     Subject to the foregoing Subsections (i) and (ii), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within 90 days after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have an additional period of not more than 90 days after the expiration of the initial 90 day period within which to file such registration statement.

     2.2 The Corporation shall use its best efforts to keep such registration continuously effective, and for a period of six months from the date on which the SEC declares the registration effective or such shorter period which will terminate when all the Registrable Securities covered by the registration have been sold pursuant to such registration or under Rule 144.

     2.3 The Initiating Holders shall advise the Company in such written request of the proposed method of distribution and the Holders who desire to sell their Registrable Securities pursuant to the Registration Statement.

     2.4  The Company shall also:

          (a) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period; cause the Prospectus used in connection therewith to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

          (b) notify the selling Holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,
               (4) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose, and (5) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

          (c) upon the occurrence of any event contemplated by paragraph (b)(5) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and

          (d) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such persons may reasonably request; consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

     2.5 Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1 and the Company shall include such information in the written notice referred to in Subsection 2.1(a). In such event, if so requested in writing by the Company, the Initiating Holders shall negotiate with an underwriter selected by the Company with regard to the underwriting of such requested registration; provided, however, that if a majority in interest of the Initiating Holders have not agreed with such underwriter as to the terms and conditions of such underwriting within 20 days following commencement of such negotiations, a majority in interest of the Initiating Holders may select an underwriter of their choice with the consent of the Company, which consent shall not be unreasonably withheld, but if consent of the Company cannot be obtained, then a majority in interest of the Initiating Holders may elect to withdraw their request. The right of any Holder to registration pursuant to
          Section 2.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2.5, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all holders of Registrable Securities, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be limited to the number advised by the underwriters and shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder of
          Registrable Securities disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwritings shall be withdrawn from such registration.

3.   Company Registration.

     3.1 If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its stockholders, other than a registration on Form S-1 or S-8 relating solely to employee stock option or purchase plans or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, the Company will:

          (a) promptly give to each Holder a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

          (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any holder or holders, except as set forth in Section 3.2 below.

     3.2 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 3.1(a). In such event the right of any Holder to registration pursuant to Section 3.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting must enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3.1, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the amount of securities to be included in the registration and underwriting by the Company's stockholders. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all of the Company's stockholders (including Holders) who are not exercising demand registration rights, in proportion, as nearly as practicable to the respective amounts of securities requested to be included in such registration held by such stockholder at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

4.   Registration On Form S-3.

     4.1 Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or its successor form. After the Company has qualified for the use of Form S-3, Holders of Registrable Securities shall have the right to request up to three registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such Holders), subject only to the following:

          (a) The Company shall not be required to effect a registration pursuant to this Section 4.1 within 90 days of the effective date of any registration referred to in Sections 2.1 and 3.1 above.

          (b) The Company shall not be required to effect a registration pursuant to this Section 4.1 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least Five Hundred Thousand Dollars ($500,000).

          (c) The Company shall not be required to effect a registration pursuant to this Section 4.1 within 90 days of the effective date of the last such registration pursuant to this Section 4.1.

          The Company shall give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this
     Section 1.4 and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of Section 3.2(b) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

5. Expenses of Registration. All expenses incurred in connection with any registration pursuant to this Agreement, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits of the Company's financial statements incidental to or required by such registration, shall be borne by the Company except as follows:

     5.1 If the Company is not registering any shares for its own account pursuant to any registration effected under Section 2.1, then the selling Holders shall bear all expenses incurred in connection with any special audits of the Company's financial statements incidental to or required by such registration.

     5.2 The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 2.1, the request for which has been subsequently withdrawn by the Initiating Holders, in which latter case, such expenses shall be borne by the Holders requesting such withdrawal.

     5.3 The Company shall not be required to pay fees of legal counsel of a Holder except for a single counsel whose fees shall not exceed Two Thousand Five Hundred Dollars ($2,500.00) acting on behalf of all selling Holders, or underwriters fees, discounts or commissions relating to Registrable Securities.

6.   Indemnification.

     6.1 To the extent permitted by law, the Company will indemnify each Holder of Registrable Securities, each of its officers, directors, partners and members, and each person controlling such Holder, with respect to which such registration has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the indemnity contained in this Section shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld) and provided further that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter specifically for use therein.

     6.2 Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable investigating, defending, or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein; and provided further that the indemnity contained in the paragraph shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent will not be unreasonably withheld).

     6.3 Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

7. Rule 144 Reporting. With a view to making available to Holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all time to:

     7.1 make and keep public information available, as those terms are understood and defined in SEC Rule 144;

     7.2 use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act;

     7.3 so long as a Holder owns any Registrable Securities, to furnish to each such holder forthwith upon such Holder's request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as each such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

8. Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities of a Holder and keep information available, granted to a Holder by the Company under Sections 2.1, 3.1, 4.1 and 7 may be assigned by a Holder to a transferee or assignee of at least 100,000 shares of the Registrable Securities provided that the Company is given written notice by the Holder, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

9. Rights Granted to Subsequent Investors. Within the limitations prescribed by this Section, but not otherwise, the Company may grant to subsequent investors in the Company rights of incidental registration. Such rights may only pertain to shares of Common Stock, including shares of Common Stock into which any other securities of the Company may be converted. Such rights may be granted with respect to registrations initiated by the Company, but only in respect to that portion of such registration as is available to the Holders of Registrable Securities (together with holders of securities heretofore granted rights to participate in the available portion of such registration) under the limitations set forth herein. Such rights shall be limited in all cases to sharing pro rata in the available portion of the registration in question with all other holders of securities having rights to participate therein (including Holders of Registrable Securities), such sharing to be based on the number of shares of Common Stock held by the respective Holders, plus the number of shares of Common Stock into which other securities held by such Holders are convertible, which are entitled to registration rights.

          The Company may not grant to subsequent investors in the Company rights of registration upon request unless (i) such rights are limited to shares of Common Stock, and (ii) all Holders of Registrable Securities are given enforceable contractual rights to participate in registrations requested by such subsequent investors, such participation to be on a pro rata basis with all Holders of Securities entitled to such rights.

10. No-Action Letter or Opinion of Counsel in Lieu of Registration. Notwithstanding anything else in this Agreement, if the Company shall have obtained from the SEC a "no-action" letter in which the SEC has indicated that it will take no action if, without registration under the Securities Act, any Holder disposes of Registrable Securities covered by any request for registration made under Section 2.1, 3.1 or 4.1 in the manner in which such Holder proposes to dispose of the Registrable Securities included in such request or if in the opinion of counsel for the Company concurred in by counsel for such Holder, no registration under the Securities Act is required in connection with such disposition, the Registrable Securities included in such request shall not be eligible for registration under this Agreement.

11. "Market Standoff" Agreement. Each of WWC and Hansen agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by WWC and Hansen during the 120-day period following the effective date of a registration statement of the Company filed under the Act, provided that:

     11.1 such agreement shall only apply to the first registration statement of the Company including shares (or securities) to be sold on its behalf to the public in an underwritten offering and filed after the date hereof; and

     11.2 all  officers  and   directors  of  the  Company  enter  into  similar
          agreements.

          Such agreement shall be in writing in the form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 120-day period.

12. Termination of Registration Rights. The registration rights granted pursuant to this Agreement shall terminate as to each Holder at such time as all Registrable Securities of the Holder can, in the opinion of counsel to the Company (which opinion shall be concurred in by counsel to the Holders) be sold within a given three-month period pursuant to Rule 144 or other applicable exemption.

13. Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective on the day and year first written above.


                                  THE COMPANY:
                                  Vitro Diagnostics, Inc.


                                  By: /s/ James R. Musick
                                      ---------------------------------------
                                          James R. Musick, Vice President


                                  WORLD WIDE CAPITAL, LLC


                                  By:   /s/ Kilyn Roth
                                       --------------------------------------
                                  Its:      Kilyn Roth, Manager
                                       --------------------------------------


                                        9

                                      -46-